EXHIBIT 99.1

  SUBJECT TO REVISION
  -------------------
  SERIES TERM SHEET DATED JANUARY 11, 1999
  ----------------------------------------



                                             $[350,000,000]
 [OAKWOOD LOGO]                    Oakwood Mortgage Investors, Inc.,
                                                Depositor
                                     Oakwood Acceptance Corporation,
                                                Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1999-A. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, NationsBanc Montgomery Securities LLC nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston
                                           NationsBanc Montgomery Securities LLC

        THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-A POOLING AND SERVICING AGREEMENT (INCLUDING THE JULY 1998 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF JANUARY 4, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND PNC BANK, NATIONAL ASSOCIATION, AS TRUSTEE.


The Offered Certificates...............                              Approximate
                                                                      Initial
                                                                    Certificate
                                                                      Principal        Pass-Through
                                             Title of Class           Balance(1)           Rate
                                             --------------         ------------       ------------

                                        Class A-1 Certificates...          $                   .  %(2)
                                        Class A-2 Certificates...
                                        Class A-3 Certificates...
                                        Class M-1 Certificates...
                                        Class M-2 Certificates...
                                        Class B-1 Certificates...
                                        Class B-2 Certificates...

                                        (1)The aggregate initial principal
                                           balance of the Certificates may be
                                           increased or decreased by up to 5%.
                                           Any such increase or decrease may be
                                           allocated disproportionately among the
                                           Classes of Certificates. Accordingly,
                                           any investor's commitments with
                                           respect to the Certificates may be
                                           increased or decreased
                                           correspondingly.
                                        (2)Computed on the basis of a 360-day
                                           year of twelve 30-day months.
Class Designations
  CLASS A CERTIFICATES.................  Class A-1, Class A-2 and Class A-3 Certificates.
  CLASS M CERTIFICATES.................  Class M-1 and Class M-2 Certificates.
  CLASS B CERTIFICATES.................  Class B-1 and Class B-2 Certificates.
  SUBORDINATED CERTIFICATES............  Class M, Class B, Class X and Class R Certificates.
  OFFERED CERTIFICATES.................  Class A, Class M and Class B Certificates.
  OFFERED SUBORDINATED CERTIFICATES....  Class M and Class B Certificates.

Other Certificates.....................  The Class X and Class R Certificates are not being offered hereby. They are expected to be sold initially
                                         to related entities of the Company, which may offer them
                                         in the future in one or more privately negotiated
                                         transactions.

Denominations..........................  The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral
                                         multiples of $1 in excess thereof.

Cut-off Date...........................  January 1, 1999.

Distribution Dates.....................  The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business
                                         day) commencing in February 1999 (each, a "Distribution
                                         Date").

Record Date............................  With respect to each Distribution Date, other than the first Distribution Date, the close of business on the
                                         last business day of the month preceding the month in
                                         which such Distribution Date occurs, and with respect to
                                         the first Distribution Date, the close of business on
                                         the Closing Date. (each, a "Record Date").

                                                    1




Interest Accrual Period................  The calendar month preceding the month in which the
                                         Distribution Date occurs (an "Interest Accrual Period").

Distributions..........................  The "Available Distribution Amount" for a Distribution
                                         Date generally will include (1)(a) Monthly Payments of
                                         principal and interest due on the Assets during the
                                         related Collection Period, to the extent such payments
                                         were actually collected from the Obligors or advanced by
                                         the Servicer and (b) unscheduled payments received with
                                         respect to the Assets during the related Prepayment
                                         Period, including Principal Prepayments, proceeds of
                                         repurchases, Net Liquidation Proceeds and Net Insurance
                                         Proceeds, less (2)(a) if Oakwood is not the Servicer,
                                         Servicing Fees for the related Collection Period, (b)
                                         amounts required to reimburse the Servicer for
                                         previously unreimbursed Advances in accordance with the
                                         Agreement, (c) amounts required to reimburse the Company
                                         or the Servicer for certain reimbursable expenses in
                                         accordance with the Agreement and (d) amounts required
                                         to reimburse any party for an overpayment of a
                                         Repurchase Price for an Asset in accordance with the
                                         Agreement.

                                         Distributions will be made on each Distribution Date to
                                         holders of record on the preceding Record Date.
                                         Distributions on a Class of Certificates will be
                                         allocated among the Certificates of such Class in
                                         proportion to their respective percentage interests.

Certificate Structure Considerations...  The primary credit support for the Offered Certificates is the subordination of the Subordinated Certificates.

Cross-over Date..........................The later to occur of (a) the Distribution Date occurring in August 2003 or (b) the first Distribution
                                         Date on which the percentage equivalent of a fraction
                                         (which shall not be greater than 1) the numerator of
                                         which is the Adjusted Certificate Principal Balance of
                                         the Subordinated Certificates for such Distribution Date
                                         and the denominator of which is the Pool Scheduled
                                         Principal Balance on such Distribution Date, equals or
                                         exceeds 1.75 times the percentage equivalent of a
                                         fraction (which shall not be greater than 1) the
                                         numerator of which is the initial aggregate Adjusted
                                         Certificate Principal Balance of the Subordinated
                                         Certificates and the denominator of which is the Pool
                                         Scheduled Principal Balance on the Cut-off Date.

                                                2


Performance Test.........................The Average 60-Day Delinquent Ratio is less than or equal to 5%; the Average 30-Day Delinquency Ratio is
                                         less than or equal to 7%, the Current Realized Loss
                                         Ratio is less than or equal to 2.75%; and the Cumulative
                                         Realized Losses are less than or equal to the applicable
                                         percentage of the Aggregate Cut-off Date Pool Principal
                                         Balance set forth in the Pooling and Servicing
                                         Agreement.

Limited Guarantee........................The Class B-2 Certificateholders will have the benefit of a limited guarantee provided by Oakwood Homes of
                                         certain collections on the Assets. The Limited Guarantee
                                         will not be available to support other Classes of
                                         Certificates.

Realized Losses on Liquidated Loans....  The Principal Distribution Amount for any Distribution
                                         Date is intended to include the Scheduled Principal
                                         Balance of each Asset that became a Liquidated Loan
                                         during the preceding calendar month. A Realized Loss
                                         will be incurred on a Liquidated Loan in the amount, if
                                         any, by which the Net Liquidation Proceeds from such
                                         Liquidated Loan are less than the Unpaid Principal
                                         Balance of such Liquidated Loan, plus accrued and unpaid
                                         interest thereon (to the extent not covered by Servicing
                                         Advances, if any, with respect to such Liquidated Loan),
                                         plus amounts reimbursable to the Servicer for previously
                                         unreimbursed Servicing Advances. The amount of the
                                         Realized Loss, if any, in excess of amount of interest
                                         collected on the nondefaulted Assets in excess of
                                         certain Interest Distribution Amounts and Carryover
                                         Interest Distribution Amounts required to be distributed
                                         on the Class A, Class M and Class B Certificates and any
                                         portion of such interest required to be paid to a
                                         Servicer other than Oakwood as servicing compensation
                                         ("Excess Interest") will be allocated to the Class M and
                                         Class B Certificates as a Writedown Amount in reduction
                                         of their Certificate Principal Balance as described
                                         below.

Allocation of Writedown Amounts........  The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate
                                         Principal Balance of all Certificates, after all
                                         distributions have been made on the Certificates on such
                                         Distribution Date, exceeds the Pool Scheduled Principal
                                         Balance of the Assets for the next Distribution Date.
                                         The Writedown Amount will be allocated among the Classes
                                         of Subordinated Certificates in the following order of
                                         priority:

                                         (1) first,  to the Class B-2  Certificates,  to be
                                             applied in reduction of the Adjusted  Certificate
                                             Principal  Balance  of such  Class  until  it has
                                             been reduced to zero;

                                         (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                         (3) third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and

                                         (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of

                                                            3


                                             such Class until it has been reduced to zero.
















                                                           4

Advances................................ For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") equal to
                                         the positive difference, if any, between the P&I Advance
                                         Calculation Amount for such Distribution Date and the
                                         amount of funds available in the Certificate Account.
                                         The Servicer will also be obligated to make Advances
                                         ("Servicing Advances" and, together with P&I Advances,
                                         "Advances") in respect of Liquidation Expenses and
                                         certain taxes and insurance premiums not paid by an
                                         Obligor on a timely basis, to the extent the Servicer
                                         deems such Servicing Advances recoverable out of
                                         Liquidation Proceeds or from subsequent collections. P&I
                                         Advances and Servicing Advances are reimbursable to the
                                         Servicer under certain circumstances.

Final Scheduled Distribution Dates...... To the extent not previously paid prior to such dates, the outstanding principal amount of each Class of
                                         Offered Certificates will be payable on the April 2029
                                         Distribution Date (with respect to each Class of
                                         Certificates, the "Final Scheduled Distribution Date").
                                         The Final Scheduled Distribution Date has been
                                         determined by adding three months to the maturity date
                                         of the Asset with the latest stated maturity.

Optional Termination...................  The Servicer at its option and subject to the limitations imposed by the Agreement, will have the
                                         option to purchase from the Trust Estate all Assets then
                                         outstanding and all other property in the Trust Estate
                                         on any Distribution Date occurring on or after the
                                         Distribution Date on which the sum of the Certificate
                                         Principal Balance of the Certificates is less than 10%
                                         of the sum of the original Certificate Principal Balance
                                         of the Certificates.

Auction Sale...........................  If the Servicer does not exercise its optional termination right within 90 days after it first becomes
                                         eligible to do so, the Trustee shall solicit bids for
                                         the purchase of all Assets then outstanding and all
                                         other property in the Trust Estate. In the event that
                                         satisfactory bids are received, the sale proceeds will
                                         be distributed to Certificateholders.

The Assets.............................  The Trust will consist of (1) fixed and adjustable manufactured housing installment sales contracts
                                         (collectively, the "Contracts") secured by security
                                         interests in manufactured homes, as defined herein (the
                                         "Manufactured Homes"), and with respect to certain of
                                         the Contracts ("Land Secured Contracts"), secured by
                                         liens on the real estate on which the related
                                         Manufactured Homes are located, and (2) mortgage loans
                                         secured by first liens on the real estate to which the
                                         related Manufactured Homes are deemed permanently
                                         affixed (the "Mortgage Loans," and together with the
                                         Contracts, the "Assets"). The Asset Pool consists of
                                         approximately 7,708 Assets having an total aggregate
                                         Scheduled Principal Balance as of the Cut-off Date of
                                         $351,290,125.16.

                                         FIXED RATE ASSETS
                                         -----------------
                                         As of the Cut-off Date, 7,660 Assets, aggregating
                                         $346,896,547.59 are secured by fixed rate Assets ("Fixed
                                         Rate Assets"). Approximately 20.99% of the Fixed Rate
                                         Assets are Mortgage Loans and approximately 23.65% of
                                         the Fixed Rate

                                                      5


                                         Assets are Land Secured Mortgage Loans or Land Secured
                                         Contracts. Based on Cut-off Date Pool Scheduled
                                         Principal Balance, approximately 87.39% of the Fixed
                                         Rate Assets are secured by Manufactured Homes which were
                                         new, approximately 2.15% of the Fixed Rate Assets are
                                         secured by Manufactured Homes which were used,
                                         approximately 9.27% of the Fixed Rate Assets are secured
                                         by Manufactured Homes which were repossessed and
                                         approximately 1.19% of the Fixed Rate Assets are secured
                                         by Manufactured Homes which were transferred. As of the
                                         Cut-off Date, the Fixed Rate Assets were secured by
                                         Manufactured Homes or Mortgaged Properties (or Real
                                         Properties, in the case of Land Secured Contracts)
                                         located in 39 states, and approximately 17.41% and
                                         14.89% of the Fixed Rate Assets were secured by
                                         Manufactured Homes or Mortgaged Properties located in
                                         Texas and North Carolina, respectively (based on the
                                         mailing addresses of the Obligors on the Assets as of
                                         the Cut-off Date). Each Fixed Rate Asset bears interest
                                         at an annual percentage rate (an "APR") of at least
                                         6.25% and not more than 14.50%. The weighted averaged
                                         APR of the Fixed Rate Assets as of the Cut-off Date is
                                         approximately 9.61%. The Fixed Rate Assets have
                                         remaining terms to maturity as of the Cut-off Date of at
                                         least 9 months but not more than 360 months and original
                                         terms to stated maturity of at least 12 months but not
                                         more than 360 months. As of the Cut-off Date, the Fixed
                                         Rate Assets had a weighted average original term to
                                         stated maturity of approximately 302 months, and a
                                         weighted average remaining term to stated maturity of
                                         approximately 299 months. The Fixed Rate Assets have
                                         Loan-to-Value Ratio as of the Cut-off Date of at least
                                         19.67% but not more than 109.77%. As of the Cut-off
                                         Date, the Fixed Rate Assets had a weighted average
                                         Loan-to-Value Ratio of approximately 92.04%. The final
                                         scheduled payment date on the Fixed Rate Asset with the
                                         latest maturity occurs in January 2029.

                                         ADJUSTABLE RATE ASSETS
                                         ----------------------

                                         As of the Cut-off Date, 48 Assets aggregating
                                         $4,393,577.57, are secured by adjustable rate Assets
                                         ("Adjustable Rate Assets"). As of the Cut-off Date, all
                                         Adjustable Rate Assets are Mortgage Loans secured by
                                         Manufactured Homes which were new. As of the Cut-off
                                         Date, the Adjustable Rate Assets were secured by
                                         Mortgaged Properties located in 14 states, and
                                         approximately 16.24%, 15.42% and 14.66% of the
                                         Adjustable Assets were secured by Mortgaged Properties
                                         located in North Carolina, Washington and Kentucky,
                                         respectively (based on the mailing addresses of the
                                         Obligors on the Assets as of the Cut-off Date). Each
                                         Adjustable Rate Asset bears interest at an annual
                                         percentage rate (an "APR") of at least 7.00% and not
                                         more than 9.25%. The weighted averaged APR of the
                                         Adjustable Rate Assets as of the Cut-off Date is
                                         approximately 8.08%. The Adjustable Rate Assets have
                                         remaining terms to maturity as of the Cut-off Date of at
                                         least 348 months but not more than 360 months and
                                         original terms to stated maturity of 360 months. As of
                                         the Cut-off Date, the Adjustable Rate Assets had a
                                         weighted average original term to stated maturity of 360
                                         months, and a weighted average remaining term to stated
                                         maturity of approximately 357

                                                        6

                                         months. The Adjustable Rate Assets have Loan-to-Value
                                         Ratio as of the Cut-off Date of at least 52.94% but not
                                         more than 100.99%. As of the Cut-off Date, the
                                         Adjustable Rate Assets had a weighted average
                                         Loan-to-Value Ratio of approximately 92.34%. All
                                         Adjustable Rate Assets adjust annually based on the
                                         monthly average yield on United States treasury
                                         securities adjusted to a constant maturity of one year.
                                         All Adjustable Rate Assets have annual caps of 2%. The
                                         weighted average lifetime cap of the Adjustable Rate
                                         Assets as of the Cut-off Date is approximately 14%. The
                                         Adjustable Rate Assets have gross margins as of the
                                         Cut-off Date of at least 3.25% but not more than 4.75%.
                                         The weighted average gross margin of the Adjustable Rate
                                         Assets as of the Cut-off Date is approximately 4.23%.
                                         The final scheduled payment date on the Adjustable Rate
                                         Asset with the latest maturity occurs in January 2029.

                                         The Servicer will be required to cause to be maintained
                                         one or more standard hazard insurance policies with
                                         respect to each Manufactured Home and Mortgaged
                                         Property.

Certain Federal Income Tax
  Consequences.........................  For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage
                                         investment conduits ("REMIC"). The Class A, Class M,
                                         Class B and Class X Certificates will constitute
                                         "regular interests" in the REMIC for federal income tax
                                         purposes. The Class R Certificates will be treated as
                                         the sole class of "residual interests" in the REMIC for
                                         federal income tax purposes.

ERISA Considerations...................  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                         retirement accounts and annuities, Keogh plans, and
                                         collective investment funds in which such plans,
                                         accounts, annuities or arrangements are invested, that
                                         are subject to the Employee Retirement Income Security
                                         Act of 1974, as amended ("ERISA"), or corresponding
                                         provisions of the Code (any of the foregoing, a "Plan"),
                                         persons acting on behalf of a Plan, or persons using the
                                         assets of a Plan ("Plan Investors") should consult with
                                         their own counsel to determine whether the purchase or
                                         holding of the Offered Certificates could give rise to a
                                         transaction that is prohibited either under ERISA or the
                                         Code.

Legal Investment Considerations........  The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of
                                         the Secondary Mortgage Market Enhancement Act of 1984
                                         ("SMMEA").

Ratings................................  It is a condition to the issuance of the Certificates that they be rated as follow:

                                                   MOODY'S                      FITCH
                                                   -------                      -----
    Class A..........................                Aaa                         AAA
    Class M-1........................                Aa3                          AA
    Class M-2........................                 A2                          A-
    Class B-1........................                Baa2                        BBB
    Class B-2........................                Baa3                        BBB-

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

        The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            ASSET SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                      AT SEPTEMBER 30,
                              --------------------------------------------------------------
                                 1993      1994       1995       1996       1997       1998
                              --------  --------   --------   ---------  ---------   -------

Total Number of Serviced
Assets
    Oakwood Originated.....     28,938    39,273     51,566     67,120     89,411    111,351
    Acquired Portfolios....      1,591     5,773      4,872      4,177      3,602      2,818
Aggregate Outstanding
Principal Balance of
Serviced Assets
    Oakwood Originated.....   $507,394  $757,640 $1,130,378 $1,687,406 $2,499,794 $3,536,657
    Acquired Portfolios....    $30,498   $85,227    $70,853    $57,837    $47,027    $35,882
Average Outstanding
Principal Balance per
Serviced Asset
    Oakwood Originated.....      $17.5     $19.3      $21.9      $25.1      $28.0      $31.8
    Acquired Portfolios....      $19.2     $14.8      $14.5      $13.8      $13.1      $12.7
Weighted Average Interest
Rate of Serviced Assets
    Oakwood Originated.....      12.8%     12.2%      12.0%      11.5%      11.0%      10.8%
    Acquired Portfolios....       9.4%     11.0%      11.3%      11.2%      11.1%      11.0%



                           DELINQUENCY EXPERIENCE (1)
                             (DOLLARS IN THOUSANDS)

                                                      AT SEPTEMBER 30,
                                     ---------------------------------------------------
                                        1993     1994    1995     1996     1997    1998
                                     -------  ------- -------  -------  ------- -------
Total Number of Serviced Assets
    Oakwood Originated............    28,938   39,273  51,566   67,120   89,411 111,351
    Acquired Portfolios...........     1,591    5,773   4,872    4,177    3,602   2,818
Number of Delinquent Assets (2)...
    Oakwood Originated:...........
     30-59 Days...................       244      350     601      835    1,171   2,345
     60-89 Days...................        51       97     185      308      476     906
     90 Days or More..............       150      198     267      492      716   1,222
    Total Number of Assets
    Delinquent                           445      645   1,053    1,635    2,363   4,473
    Acquired Portfolios...........
     30-59 Days...................        37      127      63       66       90      75
     60-89 Days...................        26       49      17       23       23      31
     90 Days or More..............        16       98      76       62       75      57
    Total Number of Assets
    Delinquent                            79      274     156      151      188     163
Total Delinquencies as a Percentage
    of Serviced Assets (3)........
    Oakwood Originated............       1.5%    1.6%    2.0%     2.4%     2.6%    4.0%
    Acquired Portfolios...........       5.0%    4.7%    3.2%     3.6%     5.2%    5.8%

-----------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                             AT OR FOR THE FISCAL YEAR ENDED
                                                      SEPTEMBER 30,
                               -------------------------------------------------------------
                                  1993     1994      1995       1996      1997         1998
                               -------  --------  --------   --------  ---------     -------
Total Number of Serviced
    Assets (1).............      30,529    45,046    56,438    71,297    93,013      114,169
Average Number of Serviced
    Assets During Period...      25,990    37,788    50,742    63,868    82,155      103,591
Number of Serviced
    Assets Repossessed.....         902     1,241     1,718     2,746     3,885        5,411
Serviced Assets Repossessed
    as a Percentage of Total
    Serviced Assets (2)....       2.95%     2.75%     3.04%      3.85%    4.18%        4.74%
Serviced Assets Repossessed
    as a Percentage of
    Average Number of
    Serviced Assets........       3.47%     3.28%     3.39%      4.30%    4.73%        5.22%
Average Outstanding
    Principal Balance of
    Assets (3).............
    Oakwood Originated.....    $531,199  $701,875  $976,905 $1,409,467 $2,065,033 $2,978,235
    Acquired Portfolios....     $15,249   $30,432   $30,235    $27,351    $22,943    $19,179
Net Losses from Asset
    Liquidation(4):
    Total Dollars (3)......
      Oakwood Originated...      $3,328    $4,630    $7,303    $14,248    $26,872    $45,189
      Acquired Portfolios..          $0      $203      $473       $592       $528       $220
    As a Percentage of
    Average Outstanding
    Principal Balance of
    Assets (3) (5)
      Oakwood Originated...       0.63%     0.66%     0.75%      1.01%      1.30%      1.52%
      Acquired Portfolios..       0.00%     0.67%     1.56%      2.16%      2.30%      1.15%

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.


        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:
------------------

                          GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                           NUMBER OF                         PERCENTAGE OF
                             FIXED         AGGREGATE       FIXED RATE ASSET
                             RATE          SCHEDULED             POOL
GEOGRAPHIC LOCATION         ASSETS    PRINCIPAL BALANCE         BY SPB
-------------------         ------    -----------------         ------

Alabama...............         345     $  13,948,116              4.02%
Arizona...............         336        19,893,649              5.73
Arkansas..............         151         5,814,485              1.68
California............          99         5,907,934              1.70
Colorado..............          75         4,605,962              1.33
Delaware..............          48         1,786,174              0.51
Florida...............         246        11,575,689              3.34
Georgia...............         356        15,590,085              4.49
Idaho.................          68         4,655,967              1.34
Illinois..............          12           507,569              0.15
Indiana...............          11           379,371              0.11
Kansas................          48         2,091,362              0.60
Kentucky..............         144         6,123,267              1.77
Louisiana.............         369        15,538,783              4.48
Maine.................           1            38,045              0.01
Maryland..............          22           853,798              0.25
Michigan..............           5           252,999              0.07
Minnesota.............           2            85,287              0.02
Mississippi...........         334        12,855,065              3.71
Missouri..............         139         5,323,641              1.53
Montana...............           3            99,120              0.03
Nevada................          31         1,405,330              0.41
New Jersey............           5           276,887              0.08
New Mexico............         210        10,311,075              2.97
New York..............           3           120,913              0.03
North Carolina........       1,231        51,653,576             14.89
Ohio..................          78         2,713,199              0.78
Oklahoma..............          94         3,925,235              1.13
Oregon................         130        10,168,751              2.93
Pennsylvania..........           3           139,346              0.04
South Carolina........         554        23,561,487              6.79
Tennessee.............         386        15,992,050              4.61
Texas.................       1,426        60,385,117             17.41
Utah..................          46         3,109,090              0.90
Virginia..............         332        14,626,192              4.22
Washington............         169        15,160,077              4.37
West Virginia.........         114         3,928,623              1.13
Wisconsin.............          14           491,365              0.14
Wyoming...............          20         1,001,866              0.29
                             -----      ------------            ------
  Total...............       7,660      $346,896,548            100.00%
                             =====      ============            ======
---------
(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

                            YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                           NUMBER OF                        PERCENTAGE OF
                             FIXED         AGGREGATE       FIXED RATE ASSET
                             RATE          SCHEDULED            POOL
YEAR OF ORIGINATION         ASSETS     PRINCIPAL BALANCE       BY SPB
-------------------         ------     -----------------       ------

    1996...............         13            524,158            0.15%
    1997...............        218         10,009,206            2.89
    1998...............      7,429        336,363,183           96.96
                             -----      -------------          -------
         Total.........      7,660       $346,896,548          100.00%
                             =====       ============          ======
---------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 3 month as of the Cut-off Date.



                          DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                                                             PERCENTAGE OF
                             NUMBER OF      AGGREGATE       FIXED RATE ASSET
ORIGINAL FIXED RATE ASSET   FIXED RATE      SCHEDULED             POOL
AMOUNT                        ASSETS     PRINCIPAL BALANCE      BY SPB
------                        ------     -----------------      ------

$   4,999 or less.........       17    $     63,710               0.02%
$   5,000 - $   9,999.....      117         894,554               0.26
$  10,000 - $  14,999.....      245       3,041,039               0.88
$  15,000 - $  19,999.....      299       5,206,179               1.50
$  20,000 - $  24,999.....      527      11,897,989               3.43
$  25,000 - $  29,999.....      824      22,596,218               6.51
$  30,000 - $  34,999.....      913      29,580,922               8.53
$  35,000 - $  39,999.....      819      30,389,621               8.76
$  40,000 - $  44,999.....      555      23,420,338               6.75
$  45,000 - $  49,999.....      530      25,053,873               7.22
$  50,000 - $  54,999.....      529      27,721,668               7.99
$  55,000 - $  59,999.....      522      29,871,013               8.61
$  60,000 - $  64,999.....      453      28,178,557               8.12
$  65,000 - $  69,999.....      371      24,912,785               7.18
$  70,000 - $  74,999.....      222      16,021,481               4.62
$  75,000 - $  79,999.....      175      13,512,336               3.90
$  80,000 - $  84,999.....      117       9,620,238               2.77
$  85,000 - $  89,999.....       84       7,333,706               2.11
$  90,000 - $  94,999.....       78       7,186,344               2.07
$  95,000 - $  99,999.....       65       6,326,741               1.82
$100,000 or more..........      198      24,067,235               6.94
                              -----    ------------             ------
     Total................    7,660    $346,896,548             100.00%
                              =====    ============             ======
---------
(1 The highest original Fixed Rate Asset amount was $243,118, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $45,473 as of the Cut-off Date.

                                   FIXED RATE ASSET RATES (1)

                           NUMBER OF      AGGREGATE        PERCENTAGE OF
                             FIXED        SCHEDULED       FIXED RATE ASSET
                             RATE         PRINCIPAL            POOL
ASSET RATE                  ASSETS         BALANCE            BY SPB
----------                  ------         -------            ------

 6.000% -  6.999%.....         678     $  40,859,741            11.78%
 7.000% -  7.999%.....         654        43,288,526            12.48
 8.000% -  8.999%.....       1,367        77,012,976            22.20
 9.000% -  9.999%.....       1,178        57,993,294            16.72
10.000% - 10.999%.....         789        35,852,646            10.34
11.000% - 11.999%.....       1,298        40,225,640            11.60
12.000% - 12.999%.....       1,310        39,456,774            11.37
13.000% - 13.999%.....         383        12,170,258             3.51
14.000% - 14.999%.....           3            36,691             0.01
                             -----      ------------           ------
     Total............       7,660      $346,896,548           100.00%
                             =====      ============           ======
---------
(1) The weighted average Fixed Rate Asset Rate was approximately 9.61% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



                REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                          NUMBER OF        AGGREGATE         PERCENTAGE OF
                            FIXED          SCHEDULED        FIXED RATE ASSET
REMAINING TERM               RATE          PRINCIPAL             POOL
TO MATURITY                 ASSETS          BALANCE             BY SPB
-----------                 ------          -------             ------

  1 -  60 months......         144     $   1,258,695             0.36%
 61 -  96 months......         172         2,441,127             0.70
 97 - 120 months......         234         4,331,814             1.25
121 - 156 months......         293         6,203,390             1.79
157 - 180 months......         998        31,003,602             8.94
181 - 216 months......          87         2,717,456             0.78
217 - 240 months......       1,622        59,075,883            17.03
241 - 300 months......       1,295        56,667,365            16.34
301 - 360 months......       2,815       183,197,216            52.81
                             -----      ------------           ------
  Total...............       7,660      $346,896,548           100.00%
                             =====      ============           ======
---------
(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 299 months as of the Cut-off Date.



                 ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                           NUMBER OF       AGGREGATE        PERCENTAGE OF
                             FIXED         SCHEDULED      FIXED RATE ASSET
ORIGINAL TERM                RATE          PRINCIPAL            POOL
TO MATURITY                 ASSETS          BALANCE             BY SPB
-----------                 ------          -------             ------

  1 -  60 months...            144     $   1,258,695             0.36%
 61 -  96 months....           169         2,388,237             0.69
 97 - 120 months.....          234         4,334,974             1.25
121 - 156 months......         295         6,234,639             1.80
157 - 180 months......         999        31,022,084             8.94
181 - 216 months......          84         2,621,370             0.76
217 - 240 months......       1,625        59,171,969            17.06
241 - 300 months......       1,295        56,667,365            16.34
301 - 360 months......       2,815       183,197,216            52.81
                             -----     -------------          -------
  Total...............       7,660      $346,896,548           100.00%
                             =====      ============           ======
---------

(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 302 months as of the Cut-off Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                             NUMBER OF      AGGREGATE        PERCENTAGE OF
                               FIXED        SCHEDULED      FIXED RATE ASSET
                                RATE        PRINCIPAL            POOL
LOAN-TO VALUE RATIO(2)         ASSETS       BALANCE             BY SPB
----------------------         ------       -------             ------

50% or less...........            62   $   1,494,737             0.43%
51% - 55%...............          38       1,508,617             0.43
56% - 60%...............          38       1,434,284             0.41
61% - 65%...............          69       2,294,411             0.66
66% - 70%...............          90       3,779,180             1.09
71% - 75%...............         163       6,838,609             1.97
76% - 80%...............         299      11,894,560             3.43
81% - 85%...............         704      26,964,666             7.77
86% - 90%...............       1,445      56,917,268            16.41
91% - 95%...............       2,157      98,827,563            28.49
96% - 100%..............       2,586     134,064,476            38.65
101% and greater........           9         878,176             0.25
                               -----    ------------           ------
     Total..............       7,660    $346,896,548           100.00%
                               =====    ============           ======
---------
(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 92.04% as of the Cut-off Date.
(2) Rounded to nearest 1%.

ADJUSTABLE RATE ASSETS:
-----------------------

                          GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                             NUMBER OF                        PERCENTAGE OF
                            ADJUSTABLE      AGGREGATE        ADJUSTABLE RATE
                               RATE         SCHEDULED          ASSET POOL
GEOGRAPHIC LOCATION           ASSETS    PRINCIPAL BALANCE        BY SPB
-------------------           ------    -----------------        ------

Arizona...............            3        $   213,715            4.86%
California............            1             92,872            2.11
Colorado..............            4            458,345           10.43
Florida...............            1             69,776            1.59
Georgia...............            2            171,431            3.90
Idaho.................            3            302,375            6.88
Kentucky..............            8            644,023           14.66
New Mexico............            1            105,156            2.39
North Carolina........            8            713,573           16.24
Oregon................            1             95,383            2.17
South Carolina........            1             62,816            1.43
Tennessee.............            7            561,104           12.77
Virginia..............            3            225,453            5.13
Washington............            5            677,556           15.42
                                ---      -------------        --------

  Total...............           48        $4,393,578           100.00%
                                ---        ==========           ======
---------
(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

                       YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                            NUMBER OF                       PERCENTAGE OF
                           ADJUSTABLE     AGGREGATE        ADJUSTABLE RATE
                              RATE        SCHEDULED           ASSET POOL
YEAR OF ORIGINATION          ASSETS  PRINCIPAL BALANCE          BY SPB
-------------------          ------  -----------------          ------

    1997...............          1     $     62,403             1.42%
    1998...............         47        4,331,174            98.58
                                --        ---------          -------
         Total.........         48       $4,393,578           100.00%
                                --       ==========           ======
---------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 3 months as of the Cut-off Date.


                      DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                            NUMBER OF                       PERCENTAGE OF
                           ADJUSTABLE     AGGREGATE        ADJUSTABLE RATE
                              RATE        SCHEDULED           ASSET POOL
GROSS MARGINS                ASSETS   PRINCIPAL BALANCE         BY SPB
-------------                ------   -----------------         ------

3.250% - 3.500%.......          11       $1,118,850            25.47%
4.500% - 4.750%.......          37        3,274,728            74.53
                                --      -----------          -------
         Total.........         48       $4,393,578           100.00%
                                ==       ==========           ======
---------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.23% as of the Cut-off Date.


                       DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                             NUMBER OF                           PERCENTAGE OF
                             ADJUSTABLE       AGGREGATE         ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE        RATE          SCHEDULED            ASSET POOL
ASSET AMOUNT                   ASSETS     PRINCIPAL BALANCE          BY SPB
------------                   ------     -----------------          ------

$  45,000 - $  49,999.....        1        $    45,192               1.03%
$  55,000 - $  59,999.....        1             58,205               1.32
$  60,000 - $  64,999.....        3            189,414               4.31
$  65,000 - $  69,999.....        3            203,018               4.62
$  70,000 - $  74,999.....        4            290,318               6.61
$  75,000 - $  79,999.....        6            463,768              10.56
$  80,000 - $  84,999.....        6            493,929              11.24
$  85,000 - $  89,999.....        4            352,845               8.03
$  90,000 - $  94,999.....        3            275,832               6.28
$  95,000 - $  99,999.....        3            290,362               6.61
$100,000 or more..........       14          1,730,694              39.39
                               ----       ------------           --------
     Total................       48         $4,393,578             100.00%
                               ====         ==========             ======
---------
(1) The highest original Adjustable Rate Asset amount was $162,111, which represents approximately 3.69% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $91,722 as of the Cut-off Date.

                                 ADJUSTABLE RATE CURRENT ASSET RATES (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
CURRENT                        RATE           SCHEDULED           ASSET POOL
ASSET RATE                    ASSETS      PRINCIPAL BALANCE          BY SPB
----------                    ------      -----------------          ------

7.000% - 7.999%.......          13        $   1,238,847            28.20%
8.000% - 8.999%.......          34            3,092,327            70.38
9.000% - 9.999%.......           1               62,403             1.42
                               ---        --------------        ---------
     Total............          48        $   4,393,578           100.00%
                               ===        ==============          ======
---------
(1) The weighted average Adjustable Rate Asset Rate was approximately 8.08% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.


           REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
REMAINING TERM                 RATE           SCHEDULED           ASSET POOL
TO MATURITY                   ASSETS      PRINCIPAL BALANCE          BY SPB
-----------                   ------      -----------------          ------

301 - 360 months......          48           $4,393,578             100.00%
                                --           ----------             ------
  Total...............          48           $4,393,578             100.00%
                                ==           ==========             ======
---------
(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 357 months as of the Cut-off Date.


            ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                             NUMBER OF                           PERCENTAGE OF
                            ADJUSTABLE        AGGREGATE         ADJUSTABLE RATE
ORIGINAL TERM                  RATE           SCHEDULED           ASSET POOL
TO MATURITY                   ASSETS      PRINCIPAL BALANCE          BY SPB
-----------                   ------      -----------------          ------

301 - 360 months......          48           $4,393,578            100.00%
                                --           ----------            ------
  Total...............          48           $4,393,578            100.00%
                                ==           ==========            ======
---------
(1) The weighted average original term to maturity of the Adjustable Assets was approximately 360 months as of the Cut-off Date.

      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                               NUMBER OF                          PERCENTAGE OF
                              ADJUSTABLE      AGGREGATE         ADJUSTABLE RATE
                                 RATE         SCHEDULED           ASSET POOL
LOAN-TO VALUE RATIO(2)          ASSETS    PRINCIPAL BALANCE          BY SPB
----------------------          ------    -----------------          ------

51% - 55%...............           2         $  245,193             5.58%
66% - 70%...............           1             45,192             1.03
71% - 75%...............           1            149,886             3.41
76% - 80%...............           2            138,998             3.16
81% - 85%...............           1            100,191             2.28
86% - 90%...............           2            256,830             5.85
91% - 95%...............          11            923,345            21.02
96% - 100%..............          27          2,453,291            55.84
101% and greater........           1             80,650             1.84
                                 ---      -------------        ---------
     Total..............          48         $4,393,578           100.00%
                                  --         ==========           ======
---------
(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 92.34% as of the Cut-off Date.
(2) Rounded to nearest 1%.

        "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


                              DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE

                             NUMBER OF                         PERCENTAGE OF
                             ADJUSTABLE       AGGREGATE       ADJUSTABLE RATE
MONTH OF NEXT                   RATE          SCHEDULED         ASSET POOL
CONTRACT RATE CHANGE DATE      ASSETS     PRINCIPAL BALANCE        BY SPB
-------------------------      ------     -----------------        ------

April 1, 1999.........            1          $   62,816             1.43%
April 15, 1999........            2             173,091             3.94
May 1, 1999...........            1              92,872             2.11
June 1, 1999..........            2             164,604             3.75
August 1, 1999........            1              74,805             1.70
August 15, 1999.......            1              90,148             2.05
October 1, 1999.......            2             230,103             5.24
November 1, 1999......           29           2,797,492            63.67
December 1, 1999......            6             466,528            10.62
January 1, 2000.......            3             241,119             5.49
                                ---        ------------         --------
  Total...............           48          $4,393,578           100.00%
                                 --          ==========           ======